UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2000


                            UGLY DUCKLING CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                   000-20841                   86-0721358
-----------------------      ------------------          -------------------
 (State or other jurisdiction    (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)




            2525 E. Camelback Road, Suite 500, Phoenix, Arizona 85016
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)




       Registrant's telephone number, including area code (602) 852-6600
                                ----------------


                                 Not applicable.
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events


         Attached   hereto  as  Exhibit   99.1  is  a  copy  of  Ugly   Duckling
Corporation's press release dated February 22, 2000 titled "Ugly Duckling Announces Exchange Offer."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (c)  Exhibits

EXHIBIT
NUMBER   DESCRIPTION

99.1 Ugly Duckling Corporation Press Release dated February 22, 2000 titled "Ugly Duckling Announces Exchange Offer."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UGLY DUCKLING CORPORATION


Date:    February 22, 2000        By:    /s/ Jon D. Ehlinger
                                     -----------------------------
                                         Vice President, Secretary and
                                         General Counsel

EXHIBIT
NUMBER   DESCRIPTION

99.1 Ugly Duckling Corporation Press Release dated February 22, 2000 titled "Ugly Duckling Announces Exchange Offer."